UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 14, 2007

                                  ZHONGPIN INC.
               (Exact name of registrant as specified in charter)


          DELAWARE                     333-112111                54-2100419
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

21 CHANGSHE ROAD, CHANGGE CITY, HENAN PROVINCE
        THE PEOPLE'S REPUBLIC OF CHINA
      (Address of principal executive offices)                (Zip Code)

                               011 86 374-6216633
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03: AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS

AMENDMENTS TO CERTIFICATE OF INCORPORATION

         On February 14, 2007, the Board (the "BOARD") of Zhongpin Inc. (the "COMPANY") approved a proposed amendment (the "AMENDMENT") to the Certificate of Incorporation of the Company, as amended to the date hereof (the "CERTIFICATE OF INCORPORATION") and recommended adoption of the Amendment to the stockholders of the Company in accordance with the Delaware General Corporation Law. The stockholders approved and adopted the Amendment on February 14, 2007 by written consent in lieu of a meeting. The Amendment:

         o Increases the amount of authorized shares of common stock, par value $.001, of the Company, from twenty-five million (25,000,000) shares to one hundred million (100,000,000) shares.

         o Increases the amount of authorized shares of preferred stock, par value $.001, of the Company, from ten million (10,000,000) shares to twenty-five million (25,000,000) shares.

         The Certificate of Incorporation as amended will be effective immediately upon filing of the Amendment with the Secretary of State of the State of Delaware, which filing is expected to be made on a date not less than 21 days after we furnish an Information Statement to our stockholders of record as of February 14, 2007. The form of Amendment to the Certificate of Incorporation is attached to this Current Report on Form 8-K as EXHIBIT 3.1 hereto.

AMENDMENTS TO BY-LAWS

         On February 14, 2007, the Board amended and restated the By-Laws of the Company (the "AMENDED AND RESTATED BYLAWS") so as to modernize, streamline and clarify their terms, add certain provisions deemed by the Board to be in the best interests of the Company and eliminate certain provisions deemed by the Board to be unnecessary or not in the best interests of the Company. The Amended and Restated By-Laws:

         o Remove an unnecessary provision in the former By-Laws of the Company (the "FORMER BY-LAWS") specifying the location of the registered office of the Company. The Amended and Restated By-Laws provide that such information is fixed in the Certificate of Incorporation. The inclusion of such information in the Former By-Laws was superfluous and the elimination of such information in the Amended and Restated By-Laws has no practical effect on the Company.

         o Clarify that the stockholders of the Company are each entitled to one vote in accordance with the Certificate of Incorporation, or such greater number of votes as may be provided in the Certificate of Incorporation,

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            including any  certificate of designation  with respect to any class or series of stock, for each share of stock entitled to vote held by such stockholder. The Former By-Laws did not address the voting provisions of certificates of designation and did not provide for the possibility of more than one vote per share of stock if such voting rights are provided for in the Certificate of Incorporation or a certificate of designation.

         o Clarify an ambiguously-phrased provision in the Former By-Laws with respect to the proper procedures to be followed at meetings of the stockholders when a quorum is not present. The Amended and Restated By-Laws provide that if a quorum is not present at a meeting of the stockholders, such meeting may be adjourned until a later time. In addition, the Amended and Restated By-Laws establish procedures for such adjournments. The Former By-Laws did not provide for adjournments in the absence of a quorum and included language that could be considered contradictory and open to conflicting interpretations.

         o Establish that special meetings of the stockholders may be called by the chairman, vice-chairman, chief executive officer, president or secretary of the Company and shall be called upon the resolution of the Board or of the stockholders holding one-third or more of the outstanding voting common stock of the Company. The Former By-Laws provided that the only officer able to call a special meeting was the President. Furthermore, the Former By-Laws provided that a majority of the stockholders of the Company were entitled to call a special meeting, without specifying the number of shares owned by such stockholders in the aggregate.

         o Establish that notice of a meeting shall be given to each stockholder entitled to vote thereat not less than ten (10) nor more than sixty (60) days before the date of the meeting. The Former By-Laws provided that such notice be given not less than ten (10) nor more than fifty (50) days before the date of a meeting. The provisions of the Amended and Restated By-Laws are consistent with the Delaware General Corporate Law.

         o Establish that in instances in which the stockholders of the Company consent to a corporate action in writing in lieu of a meeting, notice thereof shall be given to those stockholders who did not consent to such action in writing. The Former By-Laws did not address the provision of notice to such stockholders.

         o Establish that as of the date of the Amended and Restated By-Laws, the Company has three (3) directors. The Former By-Laws indicated that between two (2) and seven (7) directors would serve on the Board but did not indicate how many directors would serve initially, as of the effectiveness of such Former By-Laws. The amendment to this provision

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            in the Amended and  Restated  By-Laws does not reflect any change in the number of directors serving on the Board.

         o Establish that if no directors are in office due to vacancies, the stockholders may fill such vacancies. The Former By-Laws did not address the possibility of a fully vacant Board of Directors.

         o Establish that unless the Certificate of Incorporation provides otherwise, stockholders may only remove a director who is a member of a classified board of directors for cause and, furthermore, establish that if the Certificate of Incorporation provides for cumulative voting and less than the entire Board of Directors is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him at an election of the class of directors which he or she is a part. Additionally, the Amended and Restated By-Laws provide that if the holders of any class or series are entitled to elect one or more directors, the foregoing provisions will apply with respect to removal without cause of a director or directors elected by that class or series, with the holders of the outstanding shares of that class or series being the only holders entitled to vote on such matter. The Former By-Laws provided that any director could be removed either for or without cause and did not address directors elected by other classes or series of stock or procedures for removal in the event of a classified board of directors. The
            Certificate of Incorporation does not currently provide for the Board to be classified.

         o Establish that the number of directors serving on the Board may be increased by an affirmative vote of the majority of the directors or by an affirmative vote of holders of a majority of all of the shares of stock outstanding and entitled to vote at an annual meeting or a special meeting called for such purpose. The Former By-Laws included language that required an amendment to the By-Laws in order to effectuate such an increase in the number of directors serving on the Board. The Amended and Restated By-Laws require no amendment to increase the number of directors up to a maximum of seven (7) directors.

         o Establish that the Board may designate one or more committees and set forth the procedures for doing so and the authority such committees shall have. The Former By-Laws did not address the designation and authority of committees of the Board.

         o Establish the procedures for regular meetings and special meetings of the Board and provide that (absent certain restrictions) directors may participate in meetings of the Board, or any committee, by means of conference telephone or similar communications equipment. The Former By-Laws did not address the procedures for meetings of the Board or


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            provide  for  participation  by  telephone  or other  communications equipment.

         o Establish that a majority of the Board shall constitute a quorum for the transaction of business of the Company. The Former By-Laws did not specify any requirements for a quorum with respect to the Board.

         o Establish that the Board may elect persons to certain offices of the Company not previously provided for in the Former By-Laws. Such new officer positions include: vice-chairman, chief executive officer and chief operating officer. In addition, the Amended and Restated By-Laws specify certain powers of the officers of the Company to sign instruments, stock certificates and agreements on behalf of the Company and include provisions relating to the election of the officers and the power of the Board to fill officer vacancies. The foregoing matters addressed by such provisions were not addressed by the Former By-Laws.

         o Clarify an ambiguously-phrased provision in the Former By-Laws with respect to the officer position of chairman, which is a position distinct from the position of Chairman of the Board. The Company believes that the Former By-Laws included inconsistent language that confused the two separate positions. The applicable language in the Amended and Restated By-Laws is now consistent with the chairman's role (if a chairman should be appointed by the Board) as an officer of the Company.

         o Describe the positions of vice-chairman, chief executive officer, chief operating officer and president of the Company. The Former By-Laws did not provide for a vice-chairman, a chief executive officer or a chief operating officer but did describe the president as the equivalent of a chief executive officer. The Amended and Restated By-Laws provide for an office of president and an office of chief executive officer, without requiring that such offices be filled by the same person. Accordingly, the language describing the office of president has been modified.

         o Clarify additional duties of the vice-president or vice-presidents of the Company, if any. The Amended and Restated By-Laws provide that the Board may designate an order of priority of the vice-presidents and that the vice-presidents may, under certain circumstances and only as the Board specifically designates, perform the duties of the chief executive officer, the president and/or the chief operating officer. Such matters were not addressed in the Former By-Laws.

         o Remove an unnecessary provision from the Former By-Laws providing that the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights

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            be set forth in full or  summarized on the face or back of the stock certificates representing such class or series of stock, or that in lieu thereof, such stock certificates state that the Company will furnish equivalent information to each stockholder who so requests it without charge.

         o Provide that any required signature on a stock certificate may be by facsimile signature. The Former By-Laws provided that facsimiles of officer signatures were permitted in instances where a certificate was countersigned by a transfer agent or registrar other than the Company or an employee thereof.

         o Remove an unnecessary provision from the Former By-Laws providing for management of the Company by the stockholders if the Certificate of Incorporation so provides. Such a provision is not included in the Certificate of Incorporation, which provides that the Company will be managed by the Board.

         o Establish and provide procedures regarding the indemnification by the Company of officers and directors who are made party to or involved in legal proceedings by reason of their being or having been officers or directors of the Company. Such rights to indemnification were not provided for in the Former By-Laws but are authorized by the Certificate of Incorporation.

         o Remove unnecessary language providing that if the By-Laws of the Company are to be altered or repealed by the Board at a special meeting, notice of the purpose of the meeting must be provided to the directors in advance. This notice provision served no significant purpose and conflicts with new language in the Amended and Restated By-Laws providing that notice of meetings of the Board need not specify the business to be conducted thereat.

         The Amended and Restated By-Laws became effective upon their approval and adoption by the Board. The full text of the Amended and Restated By-Laws is attached to this Current Report on Form 8-K as EXHIBIT 3.2 hereto.

         In connection with the foregoing, the Company hereby files the documents listed below:

         EXHIBIT             DOCUMENT
         -------             --------
         3.1                 Form of Amendment to the Certificate of
                             Incorporation of the Company

         3.2                 Amended and Restated Bylaws of the Company







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SIGNATURES
----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 15, 2007

                                              ZHONGPIN INC.

                                              By:  /s/ XIANFU ZHU
                                                   -----------------------------
                                                  Name:  Xianfu Zhu
                                                  Title: Chief Executive Officer
                                                            and Chairman

















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                                  EXHIBIT INDEX


         EXHIBIT                     DOCUMENT
         -------                     --------

         3.1                         Form of Amendment to the Certificate of
                                     Incorporation of the Company

         3.2                         Amended and Restated Bylaws of the Company


















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